Exhibit 10.1








                              INVACARE CORPORATION



    $125,000,000 4.125% Convertible Senior Subordinated Debentures due 2027


                               PURCHASE AGREEMENT

                             dated February 5, 2007





















                         Banc of America Securities LLC
        KeyBanc Capital Markets, a Division of McDonald Investments Inc.
                            BMO Capital Markets Corp.
                         SunTrust Capital Markets, Inc.




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                                Table of Contents
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                                                                                                               Page

SECTION 1.        Representations, Warranties and Covenants of the Company........................................3
         (a)      No Registration Required........................................................................3
         (b)      No Integration of Offerings or General Solicitation.............................................3
         (c)      Eligibility for Resale under Rule 144A..........................................................3
         (d)      The Offering Memorandum.........................................................................3
         (e)      Incorporated Documents..........................................................................4
         (f)      The Purchase Agreement..........................................................................4
         (g)      The Registration Rights Agreement...............................................................4
         (h)      The DTC Agreement...............................................................................4
         (i)      Authorization of the Debentures and the Guarantees..............................................4
         (j)      Authorization of the Indenture..................................................................5
         (k)      Description of the Debentures, the Guarantees and the Indenture.................................5
         (l)      No Material Adverse Change......................................................................5
         (m)      Independent Accountants.........................................................................5
         (n)      Preparation of the Financial Statements.........................................................5
         (o)      Incorporation and Good Standing of the Company and the Subsidiary Guarantors....................6
         (p)      Capitalization and Other Capital Stock Matters..................................................6
         (q)      Stock Exchange Listing..........................................................................6
         (r)      Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required......7
         (s)      No Material Actions or Proceedings..............................................................8
         (t)      Intellectual Property Rights....................................................................8
         (u)      All Necessary Permits, etc......................................................................8
         (v)      Title to Properties.............................................................................8
         (w)      Tax Law Compliance..............................................................................9
         (x)      Not an Investment Company.......................................................................9
         (y)      Insurance.......................................................................................9
         (z)      No Price Stabilization or Manipulation..........................................................9
         (aa)     Solvency........................................................................................9
         (bb)     Compliance with Sarbanes-Oxley..................................................................9
         (cc)     Company's Accounting System.....................................................................9
         (dd)     Disclosure Controls and Procedures.............................................................10
         (ee)     Compliance with Environmental Laws.............................................................10
         (ff)     ERISA Compliance...............................................................................11
         (gg)     Compliance with Labor Laws.....................................................................11
         (hh)     Related Party Transactions.....................................................................12
         (ii)     No Unlawful Contributions or Other Payments....................................................12
         (jj)     No Outstanding Registration Rights.............................................................12
         (kk)     Forward Looking Statements and Market-Related and Statistical Data.............................12
         (ll)     Authorization of the Conversion Shares.........................................................12
         (mm)     Senior Credit Facilities.......................................................................12
         (nn)     Senior Notes...................................................................................12
SECTION 2.        Purchase, Sale and Delivery of the Debentures..................................................13
         (a)      The Firm Debentures............................................................................13
         (b)      The Closing Date...............................................................................13
         (c)      The Optional Debentures; any Subsequent Closing Date...........................................13
         (d)      Payment for the Debentures.....................................................................14

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         (e)      Delivery of the Debentures.....................................................................14
         (f)      Initial Purchasers as Qualified Institutional Buyers...........................................14
SECTION 3.        Covenants of the Company and the Subsidiary Guarantors.........................................14
         (a)      Preparation of Final Offering Memorandum; Initial Purchasers' Review of Proposed Amendments
                     and Supplements.............................................................................14
         (b)      Amendments and Supplements to the Final Offering Memorandum and Other Securities Act Matters...15
         (c)      Copies of the Offering Memorandum..............................................................15
         (d)      Blue Sky Compliance............................................................................15
         (e)      Use of Proceeds................................................................................15
         (f)      The Depository.................................................................................15
         (g)      Additional Issuer Information..................................................................16
         (h)      Agreement Not To Offer or Sell Additional Securities...........................................16
         (i)      Future Reports to the Initial Purchasers.......................................................16
         (j)      No Integration.................................................................................16
         (k)      No Restricted Resales..........................................................................16
         (l)      Legended Debentures............................................................................16
         (m)      PORTAL.........................................................................................17
         (n)      Transfer Agent.................................................................................17
         (o)      Available Conversion Shares....................................................................17
         (p)      Conversion Price...............................................................................17
         (q)      New Lock-Up Agreements.........................................................................17
         (r)      Final Term Sheet...............................................................................17
         (s)      Written Information Concerning the Offering....................................................17
         (t)      No Manipulation of Price.......................................................................17
SECTION 4.        Payment of Expenses............................................................................17
SECTION 5.        Conditions of the Obligations of the Initial Purchasers........................................18
         (a)      Accountants' Comfort Letter....................................................................18
         (b)      No Material Adverse Change or Ratings Agency Change............................................19
         (c)      Opinion of Counsel for the Company.............................................................19
         (d)      Opinion of Counsel for the Initial Purchasers..................................................19
         (e)      Officers' Certificate..........................................................................19
         (f)      Chief Financial Officer's Certificate..........................................................20
         (g)      PORTAL Listing.................................................................................20
         (h)      Registration Rights Agreement and Indenture....................................................20
         (i)      Lock-Up Agreement from Certain Securityholders of the Company..................................20
         (j)      Conversion Shares..............................................................................20
         (k)      Concurrent Transactions........................................................................20
         (l)      Additional Documents...........................................................................20
SECTION 6.        Reimbursement of Initial Purchasers' Expenses..................................................21
SECTION 7.        Offer, Sale and Resale Procedures..............................................................21
SECTION 8.        Indemnification................................................................................22
         (a)      Indemnification of the Initial Purchasers......................................................22
         (b)      Indemnification of the Company and the Subsidiary Guarantors...................................23
         (c)      Notifications and Other Indemnification Procedures.............................................23
         (d)      Settlements....................................................................................24
SECTION 9.        Contribution...................................................................................24
SECTION 10.       Termination of this Agreement..................................................................25
SECTION 11.       Representations and Indemnities to Survive Delivery............................................26
SECTION 12.       Notices........................................................................................26
SECTION 13.       Successors.....................................................................................27
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SECTION 14.       Partial Unenforceability.......................................................................27
SECTION 15.       Governing Law Provisions.......................................................................28
SECTION 16.       Default of One or More of the Several Initial Purchasers.......................................28
SECTION 17.       No Advisory or Fiduciary Responsibility........................................................28
SECTION 18.       General Provisions.............................................................................29

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                               PURCHASE AGREEMENT

February 5, 2007


BANC OF AMERICA SECURITIES LLC
KEYBANC CAPITAL MARKETS,
   A DIVISION OF MCDONALD INVESTMENTS INC.
BMO CAPITAL MARKETS CORP.
SUNTRUST CAPITAL MARKETS, INC.
        As Initial Purchasers
c/o Banc of America Securities LLC
9 West 57th Street
New York, New York  10019

Ladies and Gentlemen:

     Introductory. Invacare Corporation, an Ohio corporation (the "Company"), proposes to issue and sell to the several initial purchasers named in Schedule A (the "Initial Purchasers") acting severally and not jointly, the respective amounts set forth in such Schedule A of $125,000,000 in aggregate principal amount of the Company's 4.125% Convertible Senior Subordinated Debentures due
2027 (the "Firm Debentures"). In addition, the Company has granted to the Initial Purchasers an option to purchase up to an additional $10,000,000 in aggregate principal amount of its 4.125% Convertible Senior Subordinated Debentures due, 2027 (the "Optional Debentures" and, together with the Firm Debentures, the "Debentures"). Banc of America Securities LLC ("BAS"), KeyBanc Capital Markets, a Division of McDonald Investments Inc., BMO Capital Markets Corp. and SunTrust Capital Markets, Inc. have agreed to act as the several Initial Purchasers in connection with the offering and sale of the Debentures.

     The Debentures will be issued pursuant to an indenture, to be dated as of the Closing Date (as defined in Section 2 hereof) (the "Indenture"), among the Company, the Subsidiary Guarantors (as defined below), and Wells Fargo Bank, N.A., as trustee (the "Trustee"). The Debentures will be issued only in book-entry form in the name of Cede & Co., as nominee of The Depository Trust Company (the "Depository") pursuant to a blanket issuer letter of representations, to be dated on or before the Closing Date (the "DTC Agreement"), among the Company and the Depository.

     The Debentures will be convertible on the terms, and subject to the conditions, set forth in the Indenture. As used herein, "Conversion Shares" means the common shares of the Company, no par value per share (the "Common Shares") to be received by the holders of the Debentures upon conversion of the Debentures pursuant to the terms of the Debentures.

     Holders of the Debentures (including the Initial Purchasers and their direct and indirect transferees) will be entitled to the benefits of a Resale Registration Rights Agreement, dated the Closing Date, between the Company, the Subsidiary Guarantors and the Initial Purchasers (the "Registration Rights Agreement"), pursuant to which the Company and the Subsidiary Guarantors will agree to file or have on file with the Commission a shelf registration statement pursuant to Rule 415 under the Securities Act (the "Registration Statement") covering the resale of the Debentures and the Conversion Shares.

     The payment of principal of, premium, if any, and interest on the Debentures will be fully and unconditionally guaranteed on a senior subordinated basis, jointly and severally, by the Company and certain direct and indirect subsidiaries of the Company (collectively, the "Subsidiary Guarantors"), pursuant to their guarantees (the "Guarantees").

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     The  Debentures  are  being  sold in  connection  with a  refinancing  of a
substantial   portion   of   the   Company's   outstanding   indebtedness   (the
"Recapitalization"). The Company will incur approximately $700.0 million of indebtedness at the Closing Date through:

     1. $400.0 million in senior secured credit facilities, (the "Senior Credit Facilities"), comprising

          a. a senior secured revolving credit facility in an amount up to $150.0 million, of which $50.0 million will be drawn on the Closing Date; and

          b. a senior secured term loan facility aggregating $250.0 million and

     2.   $125.0 million in proceeds from the sale of the Debentures.

     3. $175.0 million in proceeds from the sale of senior notes (the "Senior Notes").

The proceeds of the Recapitalization shall be used to (i) to pay existing indebtedness (including repurchase premiums) and (ii) to pay related fees and expenses.

     The Company understands that the Initial Purchasers propose to make an offering of the Debentures on the terms and in the manner set forth herein and in the Pricing Disclosure Package (as defined below) and agrees that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Debentures to purchasers (the "Subsequent Purchasers") at any time after the time this Agreement is executed by the parties hereto (the "Time of Execution"). The Debentures are to be offered and sold to or through the Initial Purchasers without being registered with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act," which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder), in reliance upon exemptions therefrom. Pursuant to the terms of the Debentures and the Indenture, investors who acquire Debentures shall be deemed to have agreed that Debentures may only be resold or otherwise transferred, after the date hereof, if such Debentures are registered for sale under the Securities Act or if an exemption from the registration requirements of the Securities Act is available (including the exemptions afforded by Rule 144A under the Securities Act ("Rule 144A")).

     The Company has prepared and delivered to each Initial Purchaser copies of a Preliminary Offering Memorandum, dated January 23, 2007 (the "Preliminary Offering Memorandum"), and has prepared and will deliver to each Initial Purchaser copies of a Pricing Supplement, dated February 5, 2007 (the "Pricing Supplement"), describing the terms of the Debentures, each for use by such Initial Purchaser in connection with its solicitation of offers to purchase the Debentures. The Preliminary Offering Memorandum and the Pricing Supplement are herein referred to as the "Pricing Disclosure Package." Promptly after the Time of Execution, the Company will prepare and deliver to each Initial Purchaser a final offering memorandum dated the date hereof (the "Final Offering Memorandum").

     All references herein to the term "Pricing Disclosure Package" shall be deemed to mean and include all information filed by the Company under the Securities Exchange Act of 1934, as amended (the "Exchange Act," which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder) prior to the Time of Execution and incorporated by reference in the Pricing Disclosure Package (including the Preliminary Offering Memorandum). All references to the term "Final Offering Memorandum" shall be deemed to mean and include all information filed by the Company under the Exchange Act prior to the date of the Final Offering Memorandum and incorporated by reference in the Final Offering Memorandum. All references herein to the terms "amend," "amendment" or "supplement" with respect to the Final Offering Memorandum shall be deemed to

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mean and include all information  filed under the Exchange Act after the Time of
Execution and incorporated by reference in the Final Offering Memorandum.

     The Company hereby confirms its agreements with the Initial Purchasers as follows:

     SECTION 1. Representations, Warranties and Covenants of the Company. Each of the Company and the Subsidiary Guarantors, jointly and severally, hereby represents, warrants and covenants to each Initial Purchaser that, as of the date hereof and as of the Closing Date and any Subsequent Closing Date (references in this Section 1 to the "Offering Memorandum" are to the Pricing Disclosure Package and the Final Offering Memorandum, unless the context otherwise requires):

          (a) No Registration Required. Subject to compliance by the Initial Purchasers with the representations and warranties set forth in Section 2 hereof and with the procedures set forth in Section 7 hereof, it is not necessary in connection with the offer, sale and delivery of the Debentures by the Initial Purchasers to each Subsequent Purchaser and the conversion of the Debentures into Conversion Shares, in each case in the manner contemplated by this Agreement, the Indenture, the Pricing Disclosure Package and the Offering Memorandum, to register the Debentures or the Conversion Shares under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act," which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).

          (b) No Integration of Offerings or General Solicitation. None of the Company, the Subsidiary Guarantors, or any of their respective subsidiaries or affiliates (as such term is defined in Rule 501 under the Securities
     Act) (each, an "Affiliate"), or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Company makes no representation or warranty) has, directly or indirectly, solicited any offer to buy or offered to sell, or will, directly or indirectly, solicit any offer to buy or offer to sell, in the United States or to any United States citizen or resident, any security which is or would be integrated with the sale of the Debentures or the Conversion Shares in a manner that would require the Debentures or the Conversion Shares to be registered under the Securities Act. None of the Company, the Subsidiary Guarantors or any of their respective subsidiaries or Affiliates, or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Company makes no representation or warranty) has engaged or will engage, in connection with the offering of the Debentures, in any form of general solicitation or general advertising within the meaning of Rule 502 under the Securities Act.

          (c) Eligibility for Resale under Rule 144A. The Debentures are eligible for resale pursuant to Rule 144A. No securities of the same class (within the meaning of Rule 144A(d)(3) under the Securities Act) as the Debentures are listed on any national securities exchange registered under
     Section 6 of the Exchange Act, or quoted in a U.S. automated interdealer quotation system.

          (d) The Offering Memorandum. As of the Time of Execution, the Pricing Disclosure Package does not, and at all times subsequent thereto up to the Closing Date will not, and the Final Offering Memorandum, as of its date, does not, and at all times subsequent thereto up to the Closing Date and any Subsequent Closing Date will not, contain or represent an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from the Pricing Disclosure Package, the Final Offering Memorandum or any amendment or supplement thereto made in reliance upon and in conformity with information furnished to the Company in writing by any Initial Purchaser through Banc of America Securities LLC expressly for use in the

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     Pricing Disclosure Package,  the Final Offering Memorandum or any amendment or supplement  thereto,  as the case may be. The Pricing Disclosure Package
     contains,   and  the  Final  Offering  Memorandum  will  contain,  all  the information specified in, and meeting the requirements of, Rule 144A. The Company has not distributed and will not distribute, prior to the later of the Closing Date and the completion of the Initial Purchasers' distribution of the Debentures (notice of which shall be given to the Company by the Initial Purchasers if occurring after the Closing Date), any offering material in connection with the offering and sale of the Debentures other than the Pricing Disclosure Package and the Final Offering Memorandum, or any amendment or supplement thereto.

          (e) Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Offering Memorandum at the time they were or hereafter are filed with the Commission (collectively, the "Incorporated Documents") complied and will comply in all material respects with the requirements of the Exchange Act.

          (f) The Purchase  Agreement.  This Agreement has been duly authorized,
     executed  and  delivered  by  the  Company  and  each  of  the   Subsidiary
     Guarantors.

          (g) The Registration Rights Agreement. The Registration Rights Agreement has been duly authorized and, on the Closing Date, will have been duly executed and delivered by, and (assuming the due execution by the Initial Purchasers) will constitute a valid and binding agreement of, the Company and each of the Subsidiary Guarantors, enforceable against the Company and each of the Subsidiary Guarantors in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and except as rights to indemnification, contribution or exculpation under the Registration Rights Agreement may be limited by applicable law or public policy.

          (h) The DTC Agreement. The DTC Agreement has been duly authorized and, on the Closing Date, will have been duly executed and delivered by, and (assuming the due execution by the Depository) will constitute a valid and binding agreement of, the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

          (i) Authorization of the Debentures and the Guarantees. (i) The Debentures to be purchased by the Initial Purchasers from the Company will be in the form contemplated by the Indenture, have been duly authorized for issuance and sale pursuant to this Agreement and the Indenture and, at the Closing Date, or any Subsequent Closing Date, as the case may be, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment of the purchase price therefor, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles
     (ii) The Guarantees have been duly authorized for issuance and sale pursuant to this Agreement and the Indenture, and, at the Closing Date or any Subsequent Closing Date, as the case may be, will have been duly executed by each of the Subsidiary Guarantors; when the Guarantees have been authenticated in the manner provided for in the Indenture and delivered to you against payment of the purchase price therefor, will constitute valid and binding agreements of the Subsidiary Guarantors, enforceable against the Subsidiary Guarantors in

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     accordance  with their  terms,  except as the  enforcement  thereof  may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles and will be entitled to the benefits of the Indenture.

          (j) Authorization of the Indenture. The Indenture has been duly authorized by the Company and the Subsidiary Guarantors and, at the Closing Date, will have been duly executed and delivered by, and will (assuming due execution and delivery by the Trustee) constitute a valid and binding agreement of, the Company and the Subsidiary Guarantors, enforceable against the Company and the Subsidiary Guarantors in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

          (k) Description of the Debentures, the Guarantees and the Indenture. The Debentures, the Guarantees and the Indenture conform, or will conform, in all material respects to the descriptions thereof contained in the Offering Memorandum.

          (l) No Material Adverse Change. Except as otherwise disclosed in the Offering Memorandum, subsequent to the respective dates as of which information is given in the Offering Memorandum: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, or operations, whether or not arising from transactions in the ordinary course of business, of the Company, the Subsidiary Guarantors and their respective subsidiaries, considered as one entity (any such change or development is called a "Material Adverse Change"); (ii) the Company, the Subsidiary Guarantors and their respective subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent not in the ordinary course of business, nor entered into any material transaction or agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, any of its subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock, and for any quarterly cash dividend on the Company's common shares to the extent that the aggregate cash dividend per common share related to any fiscal quarter does not exceed $0.0125, which amount will be proportionally adjusted in the event of any subdivisions, splits and combinations of the Company's common shares.

          (m) Independent Accountants. Ernst & Young LLP, which expressed its opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) included in the Offering Memorandum, are independent public or certified public accountants within the meaning of Regulation S-X under the Securities Act and the Exchange Act, and any non-audit services provided by Ernst & Young LLP to the Company or any of the Subsidiary Guarantors have been approved by the Audit Committee of the Board of Directors of the Company.

          (n) Preparation of the Financial Statements. The financial statements, together with the related schedules and notes, included or incorporated by reference in the Offering Memorandum, present fairly the consolidated financial position of the entities to which they relate as of and at the dates indicated and the results of their operations and cash flows for the periods specified. Such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis throughout the

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     periods covered  thereby,  except as may be expressly stated in the related notes thereto. The financial statements comply in all material respects with the applicable requirements of the Exchange Act. The financial information set forth in the Offering Memorandum under the captions
     "Offering  Memorandum   Summary--Summary   Consolidated   Financial  Data",
     "Selected Historical Consolidated Financial Data" and "Capitalization" fairly present the information set forth therein on a basis consistent with that of the audited financial statements contained in the Offering Memorandum. There would be no pro forma financial statements required to be included in the Offering Memorandum if the requirements applicable to
     registration   statements  on  Form  S-1  under  the  Securities  Act  were applicable to the Offering Memorandum.

          (o) Incorporation and Good Standing of the Company and the Subsidiary Guarantors. Each of the Company and the Subsidiary Guarantors has been duly incorporated or formed and is validly existing as a corporation, limited partnership or limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or formation and has corporate, partnership or company, as the case may be, power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and, in the case of the Company and the Subsidiary Guarantors, to enter into and perform its respective obligations under each of this Agreement, the Registration Rights Agreement, the DTC Agreement, the Debentures and the Indenture, as the case may be, to which it is a party. Each of the Company and the Subsidiary Guarantors is duly qualified as a foreign corporation, limited partnership or limited liability company, as the case may be, to transact business and is in good standing or equivalent status in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, result in a Material Adverse Change. All of the issued and outstanding capital stock of each Subsidiary Guarantor has been duly authorized and validly issued, is fully paid and nonassessable and is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Schedule D hereto.

          (p) Capitalization and Other Capital Stock Matters. At September 30, 2006, on an actual basis, and on an as adjusted basis, after giving pro forma effect to the Recapitalization, the Company would have an authorized and outstanding capitalization as set forth in the Offering Memorandum under the caption "Capitalization" (other than for subsequent issuances of capital stock, if any, pursuant to employee benefit plans described in the Offering Memorandum or upon exercise of outstanding options or warrants described in the Offering Memorandum). All of the Common Shares have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws. None of the outstanding Common Shares were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those accurately described in the Offering Memorandum. The description of the options or other rights granted and/or exercised under the Company's stock option plans set forth in the Offering Memorandum accurately and fairly describes such options and rights.

          (q) Stock Exchange Listing. The Common Shares are registered pursuant to Section 12(b) of the Exchange Act and are listed on the New York Stock Exchange ("NYSE"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Shares under the Exchange Act or delisting the Common Shares from the NYSE, nor has the Company received any notification that the Commission or the NYSE is contemplating terminating such registration or listing.

          (r) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. None of the Company, the Subsidiary Guarantors or any of their respective significant subsidiaries is in violation of its charter, by laws, partnership agreement, limited liability company agreement or similar constitutive document. Except as specifically disclosed in the Offering Memorandum, none of the Company, the Subsidiary Guarantors or any of their respective subsidiaries is in default (or, with the giving of notice or lapse of time, would be in default) ("Default") under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease, license or other instrument to which the Company, any of the Subsidiary Guarantors or any of their respective subsidiaries is a party or by which it or any of them may be bound or to which any of the property or assets of the Company or any of the Subsidiary Guarantors or any of their respective subsidiaries is subject (each, an "Existing Instrument"), except for such Defaults as would not, individually or in the aggregate, result in a Material Adverse Change. The execution, delivery and performance of this Agreement, the Registration Rights Agreement, the DTC Agreement, the Indenture, the agreements for the Senior Credit Facilities (the "Senior Credit Facilities Transaction Documents") and the agreements for the Senior Notes (the "Senior Notes Transaction Documents") offering by the Company and each Guarantor party thereto, and the issuance and delivery of the Debentures and the use of proceeds thereof, and the consummation of the Recapitalization and the transactions contemplated hereby and thereby and by the Offering Memorandum (i) have been duly authorized by all necessary corporate, partnership or company, as the case may be, action and will not result in any violation of the provisions of the charter, by laws, partnership agreement, operating agreement or other similar constitutive document of the Company, any Subsidiary Guarantor or any of their respective subsidiaries, (ii) will not, upon consummation of the Recapitalization, conflict with or constitute a breach of, or Default or a Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, any Subsidiary Guarantor or any of their respective subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument, except for such conflicts, breaches, Defaults, liens, charges or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Change, and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company, any Subsidiary Guarantor or any of their respective subsidiaries, except for such violations as would not, individually or in the aggregate, result in a Material Adverse Change. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company's and the Subsidiary Guarantors' execution, delivery and performance of this
     Agreement, the Registration Rights Agreement, the DTC Agreement, the Indenture, the Senior Credit Facilities Transaction Documents, or the Senior Notes Transaction Documents to which it is a party, or the issuance and delivery of the Debentures and the use of proceeds thereof, or consummation of the Recapitalization and the transactions contemplated hereby and thereby and by the Offering Memorandum, except such as have been obtained or made by the Company or the Subsidiary Guarantors and are in full force and effect under the Securities Act, applicable securities laws of the several states of the United States or provinces of Canada and except such as may be required by the securities laws of the several states of the United States or provinces of Canada with respect to the Company's obligations under the Registration Rights Agreement. As used herein, a "Debt Repayment Triggering Event" means any event or condition which gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company, the Subsidiary Guarantors or any of their respective subsidiaries.

          (s) No Material Actions or Proceedings. There are no legal or governmental actions, suits, investigations or proceedings pending or, to the Company's or any Subsidiary Guarantor's knowledge, threatened (i) against or affecting the Company, any Subsidiary Guarantor or any of their respective subsidiaries or (ii) which has as the subject thereof any property owned or leased by, the Company, the Subsidiary Guarantors or any of their respective subsidiaries, and any such action, suit, investigation or proceeding, if determined adversely to the Company, such Subsidiary Guarantor or such subsidiary would result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement. No material labor dispute with the employees of the Company or any of its subsidiaries exists or, to the Company's knowledge, is threatened or imminent.

          (t)  Intellectual   Property  Rights.  The  Company,   the  Subsidiary
     Guarantors and their respective subsidiaries own, possess or license sufficient trademarks, trade names, patent rights, copyrights, licenses, approvals, trade secrets and other similar rights (collectively, "Intellectual Property Rights") reasonably necessary to conduct their businesses as now conducted except where the failure to own, possess or license such Intellectual Property Rights would not, individually or in the aggregate, result in a Material Adverse Change; and the expected expiration of any such Intellectual Property Rights, individually or in the aggregate, would not result in a Material Adverse Change. None of the Company, the Subsidiary Guarantors or any of their respective subsidiaries has received any notice of infringement or conflict with asserted Intellectual Property Rights of others, which infringement or conflict, if the subject of an unfavorable decision, ruling or filing would result in a Material Adverse Change. None of the Company, the Subsidiary Guarantors or any of their respective subsidiaries is in default under the terms of any license or similar agreement related to any Intellectual Property Rights necessary to conduct their business as now conducted or contemplated except as would not result in a Material Adverse Change.

          (u) All Necessary Permits, etc. Each of the Company, the Subsidiary Guarantors and their respective subsidiaries possess such valid and current certificates, franchises, grants, authorizations, qualifications, licenses, permits, easements, variances, exceptions, certifications, registrations, consents certificates or approvals issued by the appropriate local, state, federal or foreign regulatory agencies or bodies ("Permits") necessary for it to own, lease and operate the assets and properties or to conduct their respective businesses except where the failure to possess such Permits would not, individually or in the aggregate, result in a Material Adverse Change, and none of the Company, the Subsidiary Guarantors or any of their respective subsidiaries has received any notice of proceedings relating to the revocation, cancellation or modification of, or non-compliance with, any such certificate, authorization or permit which, either individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in a Material Adverse Change.

          (v) Title to Properties. The Company, the Subsidiary Guarantors and each of their respective subsidiaries have good and marketable title to all items of real property and valid title to all the properties and assets reflected as owned in the financial statements referred to in Section 1(n) hereof (or elsewhere in the Offering Memorandum), in each case free, except for Permitted Liens (as defined in the Offering Memorandum) and, clear of any security interests, mortgages, liens, encumbrances, equities, claims and other defects, except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company, such Subsidiary Guarantor or such subsidiary. The real property, improvements, equipment and personal property held under lease by the Company, any Subsidiary Guarantor or any subsidiary are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company, such Subsidiary Guarantor or such subsidiary.

          (w) Tax Law Compliance. The Company, the Subsidiary Guarantors and their respective subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them, except for where the failure to file such returns or pay such taxes and any related assessments, fines or penalties would not, individually or in the aggregate, result in a Material Adverse Change.

          (x) Not an Investment Company. The Company and the Subsidiary Guarantors have been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the "Investment Company Act" which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder). The Company and the Subsidiary Guarantors and their respective subsidiaries are not, and, after receipt of payment for the Debentures will not be an "investment company" within the meaning of the Investment Company Act.

          (y) Insurance. Each of the Company and its subsidiaries are insured by recognized, financially sound institutions (or are self-insured) with policies in such amounts and with such deductibles and policy limits and covering such risks as are generally deemed adequate, appropriate and customary for their businesses.

          (z) No Price Stabilization or Manipulation. None of the Company, the Subsidiary Guarantors or any of their respective Affiliates has taken or will take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Debentures.

          (aa) Solvency. The Company and the Subsidiary Guarantors considered together on a consolidated basis are, and immediately after the Closing Date will be, Solvent. As used herein, the term "Solvent" means, with respect to any person on a particular date, that on such date (i) the fair market value of the assets of such person is greater than the total amount of liabilities (including contingent liabilities) of such person, (ii) the present fair salable value of the assets of such person is greater than the amount that will be required to pay the probable liabilities of such person on its debts as they become absolute and matured, (iii) such person is able to realize upon its assets and pay its debts and other liabilities, including contingent obligations, as they mature and (iv) such person does not have unreasonably small capital.

          (bb) Compliance with Sarbanes-Oxley. The Company and its officers and directors are in material compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act," which term, as used herein, includes the rules and regulations of the Commission promulgated thereunder).

          (cc) Company's Accounting System. The Company maintains a system of accounting controls that is in compliance with the Sarbanes-Oxley Act and is sufficient to provide reasonable assurances that: (i) transactions are executed in accordance with management's general or specific authorization;
     (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (dd) Disclosure Controls and Procedures. The Company has established and maintains disclosure controls and procedures (as such term is defined in Rules 13a-15 and 15d-14 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company and its subsidiaries is made known to the chief executive officer and chief financial officer of the Company by others within the Company or any of its subsidiaries, and such disclosure controls and procedures are reasonably effective to perform the functions for which they were established subject to the limitations of any such control system; the Company's auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company's internal controls; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

          (ee) Compliance with Environmental Laws. Except as would not, individually or in the aggregate, result in a Material Adverse Change: (i) the Company, the Subsidiary Guarantors and each of their respective subsidiaries have all permits, authorizations and approvals required under any Environmental Laws (as defined below) and are in compliance with their requirements, (ii) none of the Company, the Subsidiary Guarantors or any of their respective subsidiaries is in violation of any federal, state, local or foreign law or regulation relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum and petroleum products (collectively, "Materials of Environmental Concern"), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Materials of Environmental Concern (collectively, "Environmental Laws"), nor has the Company, any Subsidiary Guarantor or any of their respective subsidiaries received any written communication, whether from a governmental authority, citizens group, employee or otherwise, that alleges that either the Company, any Subsidiary Guarantor or any of their respective subsidiaries is in violation of any Environmental Law; (iii) there is no claim, action or cause of action filed with a court or governmental authority, no investigation with respect to which the Company has received written notice, and no written notice by any person or entity alleging potential liability for investigatory costs, cleanup costs, governmental responses costs, natural resources damages, property damages, personal injuries, attorneys' fees or penalties arising out of, based on or resulting from the presence, or release into the environment, of any Material of Environmental Concern at any location owned, leased or operated by the Company, any Subsidiary Guarantor or any of their respective subsidiaries, now or in the past (collectively, "Environmental Claims"), pending or, to the Company's and the Subsidiary Guarantors' knowledge, threatened against the Company, any Subsidiary Guarantor or any of their respective subsidiaries or any person or entity whose liability for any Environmental Claim the Company, any Subsidiary Guarantor or any of their respective subsidiaries has retained or assumed either contractually or by operation of law; and (iv) to the Company's and the Subsidiary Guarantors' knowledge, there are no past or present actions, activities, circumstances, conditions, events or incidents, including, without limitation, the release, emission, discharge, presence or disposal of any Material of Environmental Concern, that could result in a violation of any Environmental Law or form the basis of a potential Environmental Claim against the Company, any Subsidiary Guarantor or any of their respective subsidiaries or against any person or entity whose liability for any Environmental Claim the Company, any Subsidiary Guarantor or any of their respective subsidiaries has retained or assumed either contractually or by operation of law. Neither the Company nor any of its subsidiaries has been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

          (ff) ERISA Compliance. The Company and its subsidiaries and any "employee benefit plan" (as defined under the Employee Retirement Income Security Act of 1974 (as amended, "ERISA," which term, as used herein, includes the regulations and published interpretations thereunder) established or maintained by the Company, its subsidiaries or their "ERISA Affiliates" (as defined below) are in compliance in all material respects with ERISA, except where the failure to be in compliance would not, individually or in the aggregate, result in a Material Adverse Change. "ERISA Affiliate" means, with respect to the Company or a subsidiary, any member of any group of organizations described in Section 414 of the Internal Revenue Code of 1986 (as amended, the "Code," which term, as used herein, includes the regulations and published interpretations thereunder) of which the Company or such subsidiary is a member. No "reportable event" (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, except where any such occurrence would not, individually or in the aggregate, result in a Material Adverse Change. No "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such "employee benefit plan" were terminated, would have any "amount of unfunded benefit liabilities" (as defined under ERISA), except for such "amount of unfunded benefit liabilities" as would not, individually or in the aggregate, result in a Material Adverse Change. Neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "employee benefit plan" or (ii) Sections 412, 4971, 4975 or 4980B of the Code, except for any such liability as would not, individually or in the aggregate, result in a Material Adverse Change. Each "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401 of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification, except where the failure to be so qualified or the loss of such qualification would not, individually or in the aggregate, result in a Material Adverse Change.

          (gg) Compliance with Labor Laws. Except as would not, individually or in the aggregate, result in a Material Adverse Change, (i) there is (A) no unfair labor practice complaint pending or, to the Company's knowledge, threatened against the Company, the Subsidiary Guarantors or any of their respective subsidiaries before the National Labor Relations Board or any state or local labor relations board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements pending, or to the Company's knowledge, threatened, against the Company, the Subsidiary Guarantors or any of their respective subsidiaries and (B) no strike, labor dispute, slowdown or stoppage pending or, to the best of the Company's knowledge, threatened against the Company, the Subsidiary Guarantors or any of their respective subsidiaries.

          (hh)  Related  Party  Transactions.   All  relationships,   direct  or
     indirect, that exist between or among any of the Company, the Subsidiary Guarantors or any of their respective Affiliates, on the one hand, and any former or current director, officer, manager, member, stockholder, customer or supplier of any of them, on the other hand, which are required to be disclosed in a registration statement on Form S-1 under Item 404 of Regulation S-K has been disclosed in the Offering Memorandum. There are no outstanding loans, advances (except advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company, the Subsidiary Guarantors or any of their respective Affiliates to or for the benefit of any of the officers or directors of the Company, the Subsidiary Guarantors or any of their respective Affiliates or any of their respective family members that are prohibited under the Sarbanes-Oxley Act.

          (ii) No Unlawful Contributions or Other Payments. Neither the Company, the Subsidiary Guarantors or any of their respective subsidiaries nor, to the Company's and the Subsidiary Guarantors' knowledge, any director, officer, employee or agent of the Company, any Subsidiary Guarantor or any of their respective subsidiaries, has, directly or indirectly (i) made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character necessary to be disclosed in the Offering Memorandum in order to make the statements therein not misleading, (ii) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any other unlawful payment.

          (jj) No Outstanding Registration Rights. There are no persons with registration rights or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the company under the Securities Act.

          (kk) Forward Looking Statements and Market-Related and Statistical Data. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) or presentation of market-related or statistical data contained in the Pricing Disclosure Package or the Final Offering Memorandum has been made therein without a reasonable basis or has been presented therein other than in good faith.

          (ll) Authorization of the Conversion Shares. The Conversion Shares have been duly authorized and reserved and, when issued upon conversion of the Debentures in accordance with the terms of the Debentures, will be validly issued, fully paid and non-assessable, and the issuance of such shares will not be subject to any preemptive or similar rights.

          (mm) Senior Credit Facilities. The Senior Credit Facilities have been duly and validly authorized by the Company and, when duly executed and delivered by the Company and the Subsidiary Guarantors, will be the valid and legally binding obligation of the Company, the Subsidiary Guarantors and their  respective  affiliates,  enforceable  in  accordance  with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles. The representations and warranties in the Senior Credit Facilities are true and correct as of the respective dates such representations and warranties are made under the Senior Credit Facilities.

          (nn) Senior Notes. The Senior Notes have been duly and validly authorized by the Company and, when duly executed and delivered by the Company and the Subsidiary Guarantors, will be the valid and legally binding obligation of the Company, the Subsidiary Guarantors and their

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     respective  affiliates,  enforceable in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles. The representations and warranties in the purchase agreement dated February 5, 2007 among the Company, the guarantors named therein and the Initial Purchasers in connection with the Senior Notes are true and correct as of the respective dates such representations and warranties are made under such purchase agreement.

     Any certificate signed by an officer of the Company, any Subsidiary Guarantor or any of their respective subsidiaries and delivered to the Initial Purchasers or to counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Company, such Subsidiary Guarantor or such subsidiary to each Initial Purchaser as to the matters set forth therein.

     SECTION 2. Purchase, Sale and Delivery of the Debentures.

          (a) The Firm Debentures. Each of the Company and the Subsidiary Guarantors agrees to issue and sell to the Initial Purchasers, severally and not jointly, the Firm Debentures upon the terms herein set forth. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Initial Purchasers agree, severally and not jointly, to purchase from the Company the respective principal amount of Firm Debentures set forth opposite their names on Schedule A at a purchase price of 98% of the aggregate principal amount thereof.

          (b) The Closing Date. Delivery of the Firm Debentures to be purchased by the Initial Purchasers and payment therefor shall be made at the offices of Fried, Frank, Harris, Shriver & Jacobson LLP, One New York Plaza, New York, New York 10004 (or such other place as may be agreed to by the Company and Banc of America Securities LLC) at 8 a.m. EST, on February 12, 2007 or such other time and date as may be designated by agreement between the Company and Banc of America Securities LLC (the time and date of such closing are called the "Closing Date").

          (c) The Optional Debentures; any Subsequent Closing Date. In addition, on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Company hereby grants an option to the several Initial Purchasers to purchase, severally and not jointly, up to $10,000,000 aggregate principal amount of Optional Debentures from the Company at the same price as the purchase price to be paid by the Initial Purchasers for the Firm Debentures. The option granted hereunder may be exercised at any time and from time to time upon notice by the Initial Purchasers to the Company, which notice may be given at any time within 30 days from the date of this Agreement. Such notice shall set forth (i) the amount (which shall be an integral multiple of $1,000 in aggregate principal amount) of Optional Debentures as to which the Initial Purchasers are exercising the option, (ii) the names and denominations in which the Optional Debentures are to be registered and (iii) the time, date and place at which such Debentures will be delivered (which time and date may be simultaneous with, but not earlier than, the Closing Date; and in such case the term "Closing Date" shall refer to the time and date of delivery of the Firm Debentures and the Optional Debentures). Such time and date of delivery, if subsequent to the Closing Date, is called a "Subsequent Closing Date" and shall be determined by the Initial Purchasers. Such date may be the same as the Closing Date but not earlier than the Closing Date nor earlier than three business days or later than 10 business days after the date of such notice. If any Optional Debentures are to be purchased, each Initial Purchaser agrees, severally and not jointly, to purchase the principal amount of Optional Debentures (subject to such adjustments to eliminate fractional

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     amount  as the  Initial  Purchasers  may  determine)  that  bears  the same proportion to the total principal amount of Optional Debentures to be purchased as the principal amount of Firm Debentures set forth on Schedule A opposite the name of such Initial Purchaser bears to the total principal amount of Firm Debentures.

          (d) Payment for the Debentures. Payment for the Debentures shall be made at the Closing Date (and, if applicable, at any Subsequent Closing
     Date) by wire transfer of immediately available funds to the order of the Company.

     It is understood that BAS has been authorized, for their own account and the accounts of the several Initial Purchasers, to accept delivery of and receipt for, and make payment of the purchase price for, the Firm Debentures and any Optional Debentures the Initial Purchasers have agreed to purchase. BAS, individually and not as the Representative of the Initial Purchasers, may (but shall not be obligated to) make payment for any Debentures to be purchased by any Initial Purchaser whose funds shall not have been received by the Initial Purchasers by the Closing Date or any Subsequent Closing Date, as the case may be, for the account of such Initial Purchaser, but any such payment shall not relieve such Initial Purchaser from any of its obligations under this Agreement.

          (e) Delivery of the Debentures. The Company shall deliver, or cause to be delivered, to BAS for the respective accounts of the several Initial Purchasers the Firm Debentures at the Closing Date, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefore. The Company shall also deliver, or cause to be delivered, to BAS for the accounts of the several Initial Purchasers, the Optional Debentures the Initial Purchasers have agreed to purchase at the Closing Date or any Subsequent Closing Date, as the case may be, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. Delivery of the Debentures shall be made through the facilities of The Depository Trust Company unless BAS shall otherwise instruct. Time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Initial Purchasers.

          (f) Initial Purchasers as Qualified Institutional Buyers. Each Initial Purchaser severally and not jointly represents and warrants to, and agrees with, the Company that it is a "qualified institutional buyer" within the meaning of Rule 144A (a "Qualified Institutional Buyer").

     SECTION 3. Covenants of the Company and the Subsidiary Guarantors. The Company and the Subsidiary Guarantors, jointly and severally, further covenant and agree with each Initial Purchaser as follows:

          (a) Preparation of Final Offering Memorandum; Initial Purchasers' Review of Proposed Amendments and Supplements. As promptly as practicable following the Time of Execution and in any event not later than 9:00am on the business day following the date hereof, the Company will prepare and deliver to the Initial Purchasers the Final Offering Memorandum, which shall consist of the Preliminary Offering Memorandum as modified only by the information contained in the Pricing Supplement. The Company will not amend or supplement the Preliminary Offering Memorandum or the Pricing Supplement. The Company will not amend or supplement the Final Offering Memorandum prior to the Closing Date unless the Initial Purchasers shall previously have been furnished a copy of the proposed amendment or supplement at least two business days prior to the proposed use or filing, and shall not have objected to such amendment or supplement.

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
          (b) Amendments and Supplements to the Final Offering Memorandum and Other Securities Act Matters. If, prior to the later of (x) the Closing Date and (y) the completion of the resale of the Debentures by the Initial Purchasers with the Subsequent Purchasers, including any Debentures issued pursuant to the option described in section 2(c) hereof, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Final Offering Memorandum, as then amended or supplemented, in order to make the statements therein, in the light of the circumstances when the Final Offering Memorandum is delivered to a Subsequent Purchaser, not misleading, or if it is otherwise necessary to amend or supplement the Final Offering Memorandum to comply with law, the Company agrees to promptly prepare (subject to Section 3 hereof), and furnish at its own expense to the Initial Purchasers, amendments or supplements to the Final Offering Memorandum so that the statements in the Final Offering Memorandum as so amended or supplemented will not, in the light of the circumstances at the Closing Date and at the time of sale of Debentures, be misleading or so that the Final Offering Memorandum, as amended or supplemented, will comply with all applicable law.

     The Company and the Subsidiary Guarantors hereby expressly acknowledge that the indemnification and contribution provisions of Sections 8 and 9 hereof are specifically applicable and relate to each offering memorandum, registration statement, prospectus, amendment or supplement referred to in this Section 3.

          (c) Copies of the Offering Memorandum. The Company agrees to furnish the Initial Purchasers, without charge, as many copies of the Pricing Disclosure Package and the Final Offering Memorandum and any amendments and supplements thereto as they shall have reasonably requested.

          (d) Blue Sky Compliance. Each of the Company and the Subsidiary Guarantors shall cooperate with the Initial Purchasers and counsel for the Initial Purchasers to qualify or register (or to obtain exemptions from qualifying or registering) all or any part of the Debentures for offer and sale under the securities laws of the several states of the United States, the provinces of Canada or any other jurisdictions reasonably designated by the Initial Purchasers, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Debentures. None of the Company or any of the Subsidiary Guarantors shall be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Initial Purchasers promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Debentures for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, each of the Company and the Subsidiary Guarantors shall use its reasonable best efforts to obtain the withdrawal thereof at the earliest possible moment.

          (e) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Debentures sold by it in the manner described under the caption "Use of Proceeds" in the Pricing Disclosure Package.

          (f) The Depository. The Company will cooperate with the Initial Purchasers and use its reasonable best efforts to permit the Securities to be eligible for clearance and settlements through the facilities of the Depository.

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
          (g) Additional Issuer Information. Prior to the completion of the placement of the Debentures by the Initial Purchasers with the Subsequent Purchasers, the Company shall file, on a timely basis, with the Commission and the NYSE all reports and documents required to be filed under Section 13 or 15 of the Exchange Act.

          (h) Agreement Not To Offer or Sell Additional Securities. During the period of 180 days following the date hereof, the Company and each of the Subsidiary Guarantors will not, without the prior written consent of the Initial Purchasers (which consent may be withheld at the sole discretion of the Initial Purchasers), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open "put equivalent position" or liquidate or decrease a "call equivalent position" within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of or transfer (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition of), or announce the offering of, or file any registration statement under the Securities Act in respect of, any shares of Common Shares, options or warrants to acquire the Common Shares or securities exchangeable or exercisable for or convertible into Common Shares (other than as contemplated by this Agreement with respect to the Debentures).

          (i) Future Reports to the Initial Purchasers. At any time when the Company is not subject to Section 13 or 15 of the Exchange Act and any Debentures remain outstanding, the Company will furnish to the Initial
     Purchasers: (i) as soon as reasonably practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, stockholders' equity and cash flows for the year then ended and the opinion thereon of the Company's independent public or certified public accountants; (ii) as soon as reasonably practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission or any securities exchange; and (iii) as soon as reasonably available, copies of any report or communication of the Company mailed generally to holders of its capital stock or debt securities (including the holders of the Debentures), if, in each case, such documents are not filed with the Commission within the time periods specified by the Commission's rules and regulations under Section 13 or 15 of the Exchange Act.

          (j) No Integration. The Company agrees that it will not, and will cause its Affiliates and subsidiaries not to, make any offer or sale of securities of the Company of any class if, as a result of the doctrine of "integration" referred to in Rule 502 under the Securities Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Debentures by the Company to the Initial Purchasers, (ii) the resale of the Debentures by the Initial Purchasers to Subsequent Purchasers or (iii) the resale of the Debentures by such Subsequent Purchasers to others) the exemption from the registration requirements of the Securities Act provided by Section 4(2) thereof or by Rule 144A or otherwise.

          (k) No Restricted Resales. During the period of two years after the last Closing Date, the Company will not, and will not permit any of its "affiliates" (as defined in Rule 144 under the Securities Act) to, resell any of the Debentures which constitute "restricted securities" under Rule 144 that have been reacquired by any of them.

          (l) Legended Debentures. Each of the Debentures will bear, to the extent applicable, the legend contained in "Transfer Restrictions" in the Pricing Disclosure Package and the Final Offering Memorandum for the time period and upon the other terms stated therein.

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
          (m) PORTAL. The Company will use its commercially reasonable efforts to cause the Debentures to be eligible for trading in the PORTALsm Market.

          (n) Transfer Agent. The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Common Shares.

          (o) Available Conversion Shares. The Company will reserve and keep available at all times, free of pre-emptive rights, the full number of Conversion Shares, including additional Conversion Shares that may be issued pursuant to anti-dilution provisions in the Indenture or other adjustments.

          (p) Conversion Price. Between the date hereof and the Closing Date, the Company will not do or authorize any act or thing that would result in an adjustment of the conversion price.

          (q) New Lock-Up Agreements. The Company will enforce all agreements between the Company and any of its security holders to be entered into pursuant to this agreement that prohibit the sale, transfer, assignment, pledge or hypothecation of any of the Company's securities.

          (r) Final Term Sheet. The Company will prepare a final term sheet, containing solely a description of the Debentures and the offering thereof, in the form approved by you and attached as Schedule B hereto (the "Final Term Sheet").

          (s) Written Information Concerning the Offering. Without the prior written consent of BAS, the Company will not give to any prospective purchaser of the Debentures or any other person not in its employ any written information concerning the offering of the Debentures other than the Pricing Disclosure Package, the Final Offering Memorandum or any other offering materials prepared by or with the prior consent of BAS other than its agents, representatives, directors or advisors (including, without limitation, attorneys, bankers and financial advisors).

          (t) No Manipulation of Price. The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Debentures in violation of the Exchange Act.

     Banc of America Securities LLC, on behalf of the several Initial Purchasers, may, in its sole discretion, waive in writing the performance by the Company or any Subsidiary Guarantor of any one or more of the foregoing covenants or extend the time for their performance.

     SECTION 4. Payment of Expenses. Each of the Company and the Subsidiary Guarantors agrees to pay all reasonable costs, fees and expenses incurred in connection with the performance of its obligations hereunder, including, without limitation, (i) all expenses incident to the issuance and delivery of the Debentures (including all printing and engraving costs), (ii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Debentures to the Initial Purchasers, (iii) all fees and expenses of the Company's and the Subsidiary Guarantors' counsel, independent public or certified public accountants and other advisors, (iv) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Pricing Disclosure Package and the Final Offering Memorandum (including financial statements and exhibits), and all amendments and supplements  thereto,  this Agreement,  the Registration  Rights Agreement,  the

                                       17
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Indenture,  the DTC Agreement and the Debentures and Guarantees,  (v) all filing fees and expenses, including reasonable fees and disbursements of counsel for the Initial Purchasers, in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Debentures for offer and sale under the securities laws of the several states of the United States, the provinces of Canada or other jurisdictions designated by the Initial Purchasers (including, without limitation, the cost of preparing, printing and mailing preliminary and final blue sky or legal investment memoranda and any related supplements to the Pricing Disclosure Package or the Final Offering Memorandum, (vi) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Debentures, (vii) any fees payable in connection with the rating of the Debentures with the ratings agencies and the listing of the Debentures with the PORTAL Market, (viii) any filing fees incident to, and any reasonable fees and disbursements of counsel to the Initial Purchasers in connection with the review by the NASD of the terms of the sale of the Debentures or the Conversion Shares, (ix) all fees and expenses (including reasonable fees and expenses of counsel) of the Company and the Subsidiary Guarantors in connection with approval of the Debentures by the Depository for "book-entry" transfer, and the performance by the Company and the Subsidiary Guarantors of their respective other obligations under this Agreement, (x) all of the Company's and the Subsidiary Guarantors' expenses incident to the "road show" for the offering of the Debentures, (xi) 50% of the cost of any airplane chartered for the "road show" for the offering of the Debentures, but excluding other road show expenses incurred by the Initial Purchasers and (xii) all reasonable legal fees, costs and expenses of the Initial Purchasers for the preparation of the commitment letter dated December 21, 2006, by and between Bank of America, N.A., Banc of America Bridge LLC, Banc of America Securities LLC, National City Bank, KeyBank National Association, McDonald Investments Inc. and the Company, including the annexes thereto, and the fee letter and engagement letter delivered in connection therewith (together, the "Commitment Letter") and any due diligence undertaken in relation to the Recapitalization contemplated hereby.

     SECTION 5. Conditions of the Obligations of the Initial Purchasers. The obligations of the several Initial Purchasers to purchase and pay for the Debentures as provided herein on the Closing Date and, with respect to the Optional Debentures, any Subsequent Closing Date, shall be subject to the accuracy of the representations and warranties on the part of the Company and the Subsidiary Guarantors set forth in Section 1 hereof as of the date hereof and as of the Closing Date as though then made and, with respect to the Optional Debentures, as of the related Subsequent Closing Date as though then made, to the accuracy of the statements of the Company and the Subsidiary Guarantors made in any certificates pursuant to the provisions hereof, to the timely performance by the Company and the Subsidiary Guarantors of their covenants and other obligations hereunder, and to each of the following additional conditions:

          (a) Accountants' Comfort Letter. On the date hereof, the Initial Purchasers shall have received from Ernst & Young LLP, independent public or certified public accountants for the Company, a "comfort letter" dated the date hereof addressed to the Initial Purchasers, in form and substance satisfactory to the Initial Purchasers, covering the financial information in the Preliminary Offering Memorandum and the Pricing Supplement and other customary matters. In addition, on the Closing Date and any Subsequent
     Closing Date, the Initial Purchasers shall have received from such accountants, a "bring-down comfort letter" dated the Closing Date addressed to the Initial Purchasers, in form and substance satisfactory to the Initial Purchasers, in the form of the "comfort letter" delivered on the date hereof, except that (i) it shall cover the financial information in the Final Offering Memorandum and any amendment or supplement thereto and
     (ii) procedures shall be brought down to a date no more than three business days prior to the Closing Date.

          (b) No Material Adverse Change or Ratings Agency Change. For the period from and after the date of this Agreement and prior to the Closing Date and, with respect to the Optional Debentures, any Subsequent Closing
     Date:

               (i) in the judgment of the Initial Purchasers there shall not have occurred any Material Adverse Change, except as set forth or contemplated in the Pricing Disclosure Package; and

               (ii) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any securities or indebtedness of the Company, any Subsidiary Guarantor or any of their respective subsidiaries by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Securities Act.

          (c) Opinion of Counsel for the Company. On each of the Closing Date and any Subsequent Closing Date, the Initial Purchasers shall have received the favorable opinion of (i) Calfee, Halter & Griswold LLP, counsel for the Company, dated as of such Closing Date, to be provided in form and substance reasonably acceptable to the Initial Purchasers, and a reliance letter to the Initial Purchasers for such firm's opinion given in connection with the Senior Notes offering and the Senior Credit Facilities transaction; (ii) the General Counsel of the Company, dated as of such Closing date, to be provided in form and substance reasonably acceptable to the Initial Purchasers, and a reliance letter to the Initial Purchasers for his opinion given in connection with the Senior Notes offering and the Senior Credit Facilities transaction; (iii) Harter Seacrest & Emery LLP, counsel for the Company for matters relating to New York law, dated as of such Closing Date, to be provided in form and substance reasonably acceptable to the Initial Purchasers, and a reliance letter to the Initial Purchasers for such firm's opinion given in connection with the Senior Notes offering and the Senior Credit Facilities transaction; and (iv) Eckert Seamans Cherin & Mellott, LLC, counsel to the Company for matters relating to Massachusetts law, dated as of such Closing Date, to be provided in form and substance reasonably acceptable to the Initial Purchasers, and a reliance letter to the Initial Purchasers for such firm's opinion given in connection with the Senior Notes offering and the Senior Credit Facilities transaction.

          (d) Opinion of Counsel for the Initial Purchasers. On each of the Closing Date and any Subsequent Closing Date, the Initial Purchasers shall have received the favorable opinion of Fried, Frank, Harris, Shriver & Jacobson LLP, counsel for the Initial Purchasers, dated as of such Closing Date, with respect to such matters as may be reasonably requested by the Initial Purchasers.

          (e)  Officers'  Certificate.  On  each  of the  Closing  Date  and any
     Subsequent Closing Date, the Initial Purchasers shall have received a written certificate executed by the Chairman of the Board, Chief Executive Officer or President of the Company and the Chief Financial Officer or Chief Accounting Officer of the Company and a President or Vice President of each Subsidiary Guarantor, dated as of such Closing Date, to the effect set forth in Section 5(b)(ii) hereof, and further to the effect that:

               (i) for the period from and after the date of this Agreement and prior to such Closing Date or such Subsequent Closing Date, as the case may be, there has not occurred any Material Adverse Change;

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
               (ii) the representations, warranties and covenants of the Company and the Subsidiary Guarantors set forth in Section 1 hereof were true and correct as of the Time of Execution and are true and correct on and as of the Closing Date or the Subsequent Closing Date, as the case may be, with the same force and effect as though expressly made on and as of such Closing Date or such Subsequent Closing Date, as the case may be; and

               (iii) the Company and the Subsidiary Guarantors have complied with all the agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date or such Subsequent Closing Date, as the case may be.

          (f) Chief Financial Officer's Certificate. On the Closing Date the Initial Purchasers shall have received a written certificate executed by the Chief Financial Officer or Chief Accounting Officer of the Company, dated as of the Closing Date, as to certain agreed upon financial matters.

          (g) PORTAL Listing. At the Closing Date the Debentures shall have been designated for trading on the PORTAL Market.

          (h) Registration Rights Agreement and Indenture. The Company and the Subsidiary Guarantors shall have entered into the Registration Rights Agreement and the Indenture, the Trustee shall have entered into the
     Indenture and the Initial Purchasers shall have received executed counterparts thereof.

          (i) Lock-Up Agreement from Certain Securityholders of the Company. On or prior to the date hereof, the Company shall have furnished to the Initial Purchasers an agreement in the form of Exhibit A hereto from each person listed on Schedule C and such agreement shall be in full force and effect on each of the Closing Date and any Subsequent Closing Date.

          (j) Conversion Shares. The Company shall have caused the Conversion Shares to be approved for listing, subject to issuance, on the New York Stock Exchange.

          (k) Concurrent Transactions. The Senior Credit Facilities will have been entered into, the Senior Notes will have been issued, and substantially all outstanding debt of the issuer will have been refinanced pursuant to the Recapitalization, concurrently with the consummation of the offering of the Debentures in the amounts and on the terms and conditions described in the Pricing Disclosure Package and reasonably acceptable to the Initial Purchasers.

          (l) Additional Documents. On or before each of the Closing Date and any Subsequent Closing Date, the Initial Purchasers and counsel for the Initial Purchasers shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Debentures as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

     If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Initial Purchasers by notice to the Company at any time on or prior to the Closing Date and, with respect to the Optional Debentures, at any time prior to the applicable Subsequent Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 4, Section 6,
Section 8, Section 9 and Section 13 shall at all times be effective and shall survive such termination.

     SECTION 6. Reimbursement of Initial Purchasers' Expenses. If this Agreement is terminated by the Initial Purchasers pursuant to Section 5 or Section 10, or if the sale to the Initial Purchasers of the Debentures on the Closing Date is not consummated because of any refusal, inability or failure on the part of the Company to perform any agreement herein or to comply with any provision hereof other than by reason of a default by any of the Initial Purchasers, the Company agrees to reimburse the Initial Purchasers (or such Initial Purchasers as have terminated this Agreement with respect to themselves), severally, upon demand for all out-of-pocket costs and expenses that shall have been reasonably incurred by the Initial Purchasers in connection with the proposed purchase and the offering and sale of the Debentures, including, without limitation, reasonable fees and disbursements of counsel for the preparation of the Commitment Letter and due diligence undertaken in relation to the Recapitalization, printing, shipping, mailing and all other expenses related to the production of the Pricing Disclosure Package and Final Offering Memorandum, and 50% of the expenses associated with the chartered airplane used on the road show for the marketing of the Debentures.

     SECTION 7. Offer, Sale and Resale Procedures. Each of the Initial Purchasers, on the one hand, and the Company and the Subsidiary Guarantors, on the other hand, hereby agree to observe the following procedures in connection with the offer and sale of the Debentures:

          (a) Offers and sales of the Debentures will be made only by the Initial Purchasers or Affiliates thereof qualified to do so in the jurisdictions in which such offers or sales are made. Each such offer or sale shall only be made to persons whom the offeror or seller reasonably believes to be Qualified Institutional Buyers.

          (b) The Debentures will be offered by approaching prospective Subsequent Purchasers on an individual basis. No general solicitation or general advertising (within the meaning of Rule 502 under the Securities
     Act) will be used in the United States in connection with the offering of the Debentures;

          (c) Upon original issuance by the Company, and until such time as the same is no longer required under the applicable requirements of the Securities Act, the Debentures (and all securities issued in exchange therefor or in substitution thereof) shall bear the following legend:

          "THE DEBENTURE (OR ITS PREDECESSOR) EVIDENCED HEREBY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER SECTION 5 OF THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THE DEBENTURE EVIDENCED HEREBY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THE SECURITY EVIDENCED HEREBY IS HEREBY
     NOTIFIED THAT THE SELLER MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THE SECURITY EVIDENCED HEREBY AGREES FOR THE BENEFIT OF THE COMPANY THAT (A) SUCH SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (1)(a) INSIDE THE UNITED STATES TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) PURCHASING FOR ITS OWN
     ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT,

     (b) OUTSIDE THE UNITED STATES TO A FOREIGN PERSON IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (c) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF APPLICABLE) OR (d) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY IF THE COMPANY SO REQUESTS), (2) TO THE COMPANY OR (3) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THE DEBENTURE EVIDENCED HEREBY OF THE RESALE RESTRICTIONS SET FORTH IN CLAUSE (A) ABOVE. NO REPRESENTATION CAN BE MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALE OF THE SECURITY EVIDENCED HEREBY."

          Following the sale of the Debentures by the Initial Purchasers to Subsequent Purchasers pursuant to the terms hereof, the Initial Purchasers shall not be liable or responsible to the Company or any Subsidiary Guarantor for any losses, damages or liabilities suffered or incurred by the Company or any Subsidiary Guarantor, including any losses, damages or liabilities under the Securities Act, arising from or relating to any resale or transfer of any Debenture.

     SECTION 8. Indemnification.

          (a) Indemnification of the Initial Purchasers. Each of the Company and the Subsidiary Guarantors, jointly and severally, agrees to indemnify and hold harmless each Initial Purchaser, its directors, officers and employees, and each person, if any, who controls any Initial Purchaser within the meaning of the Securities Act and the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which such Initial Purchaser, director, officer, employee or controlling person may become subject, under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Pricing Disclosure Package, the Final Offering Memorandum, the Company's Current Report on Form 8-K furnished to/filed with the Commission on February 1, 2007, the roadshow relating to the Debentures prepared by the Company as available on www.netroadshow.com on the date hereof, or any other written information prepared and used by the Company in connection with the offer or sale of the Debentures (or any amendment or supplement to the foregoing), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and to reimburse each Initial Purchaser and each such director, officer, employee or controlling person for any and all expenses (including the fees and disbursements of counsel chosen by each Initial Purchaser) as such expenses are reasonably incurred by such Initial Purchaser or such director, officer, employee or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Initial Purchasers expressly for use in the Pricing Disclosure Package or the Final Offering Memorandum (or any amendment or supplement to the foregoing). The indemnity agreement set forth in this Section 8(a) shall be in addition to any liabilities that the Company and the Subsidiary Guarantors may otherwise have.

          (b) Indemnification of the Company and the Subsidiary Guarantors. Each Initial Purchaser agrees, severally and not jointly, to indemnify and hold harmless the Company, each Subsidiary Guarantor, each of their respective directors, and each person, if any, who controls the Company or any
     Subsidiary Guarantor within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, any Subsidiary Guarantor or any such director or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Initial Purchaser), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Pricing Disclosure Package or the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Pricing Disclosure Package or the Final Offering Memorandum (or any amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by the Initial Purchasers expressly for use therein; and to reimburse the Company, any Subsidiary Guarantor and each such director or controlling person for any and all expenses (including the fees and disbursements of counsel) as such expenses are reasonably incurred by the Company, any Subsidiary Guarantor or such director or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. Each of the Company and the Subsidiary Guarantors hereby acknowledges that the only information that the Initial Purchasers have furnished to the Company expressly for use in the Pricing Disclosure Package or the Final Offering Memorandum (or any amendment or supplement thereto) are (i) the statements set forth in the last sentence of the last paragraph above the words "Sole Book-Running Manager" of the cover page regarding delivery of the Debentures and (ii) under the heading "Plan of Distribution", the five paragraphs under the subheading "Stabilization." The indemnity agreement set forth in this Section 8(b) shall be in addition to any liabilities that each Initial Purchaser may otherwise have.

          (c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this
     Section 8, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise than under the indemnity agreement contained in this Section 8 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party's election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (together with local counsel), approved by the indemnifying parties (Banc of America Securities LLC in the case of Sections 8(b) and 9 hereof), representing the
     indemnified   parties  who  are  parties  to  such   action)  or  (ii)  the
     indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party.

          (d) Settlements. The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 8(c) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity was or could have been sought hereunder by such indemnified party, unless such settlement, compromise or consent (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding and (ii) does not include any statements as to or any findings of fault, culpability or failure to act by or on behalf of any indemnified party.

     SECTION 9. Contribution. If the indemnification provided for in Section 8 hereof is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Subsidiary Guarantors, on the one hand, and the Initial Purchasers, on the other hand, from the offering of the Debentures pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Subsidiary Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Subsidiary Guarantors, on the one hand, and the Initial Purchasers, on the other hand, in connection with the offering of the Debentures pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Debentures pursuant to this Agreement (before deducting expenses) received by the Company, and the total discount received by the Initial Purchasers bear to the aggregate initial offering price of the Debentures. The relative fault of the Company and the Subsidiary Guarantors, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company and the Subsidiary Guarantors, on the one hand, or the Initial Purchasers, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 8 hereof, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in
Section 8 hereof with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 9; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 8 hereof for purposes of indemnification.

     The Company, the Subsidiary Guarantors and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this
Section 9.

     Notwithstanding the provisions of this Section 9, no Initial Purchaser shall be required to contribute any amount in excess of the discount received by such Initial Purchaser in connection with the Debentures purchased by it. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations to contribute pursuant to this Section 9 are several, and not joint, in proportion to their respective commitments as set forth opposite their names in Schedule A. For purposes of this Section 9, each director, officer and employee of an Initial Purchaser and each person, if any, who controls an Initial Purchaser within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as such Initial Purchaser, and each director of the Company or any Subsidiary Guarantor, and each person, if any, who controls the Company or any Subsidiary Guarantor, within the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company and the Subsidiary Guarantors.

     SECTION 10. Termination of this Agreement. Prior to the Closing Date, this Agreement may be terminated by the Initial Purchasers by notice given to the Company if at any time: (i) trading or quotation in any of the Company's securities shall have been suspended or limited by the Commission or by the NYSE, or trading in securities generally on either NASDAQ or the NYSE shall have been suspended or limited, or minimum or maximum prices shall have been generally established on any of such quotation system or stock exchange by the Commission or the NASD; (ii) a general banking moratorium shall have been declared by any of federal, New York or Ohio authorities; (iii) there shall have occurred any outbreak or escalation of national or international hostilities or any crisis or calamity, or any change in the United States or international financial markets, or any substantial change or development involving a prospective substantial change in United States' or international political, financial or economic conditions, as in the judgment of the Initial Purchasers is material and adverse and makes it impracticable or inadvisable to market the

Debentures in the manner and on the terms described in the Pricing Disclosure Package and the Final Offering Memorandum or to enforce contracts for the sale of securities; (iv) in the judgment of the Initial Purchasers there shall have occurred any Material Adverse Change; or (v) the Company and its subsidiaries shall have sustained a loss by strike, fire, flood, earthquake, accident or other calamity of such character as in the judgment of the Initial Purchasers may interfere materially with the conduct of the business and operations of the Company and its subsidiaries regardless of whether or not such loss shall have been insured. Any termination pursuant to this Section 10 shall be without liability on the part of (i) the Company or any Subsidiary Guarantor to any Initial Purchaser, except that the Company and the Subsidiary Guarantors shall be obligated to reimburse the expenses of the Initial Purchasers pursuant to Sections 4 and 6 hereof, (ii) any Initial Purchaser to the Company, or (iii) any party hereto to any other party, except that the provisions of Sections 8 and 9 hereof shall at all times be effective and shall survive such termination.

     SECTION 11. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company and the Subsidiary Guarantors and each of their respective officers and of the several Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser or the Company or any of the Subsidiary Guarantors or any of its or their partners, officers, or directors, or any controlling person, as the case may be, and will survive delivery of the acceptance of the Debentures and payment for them hereunder and any termination of this Agreement.

     SECTION 12. otices. All communications hereunder shall be in writing and shall be mailed, hand delivered, couriered or facsimiled and confirmed to the parties hereto as follows:



         If to the Initial Purchasers:

                  Banc of America Securities LLC
                  9 West 57th Street
                  New York, NY 10019
                  Facsimile:        (212) 933-2217
                  Attention:        Matthew Stewart

                  McDonald Investments Inc.
                  Key Tower
                  127 Public Square
                  Cleveland, OH 44144
                  Facsimile:        (216) 689-4233
                  Attention:        Eric Peiffer

                  BMO Capital Markets Corp.
                  3 Times Square, 27th Floor
                  New York, NY 10036
                  Facsimile:        (212) 885-4165
                  Attention:        Phil Winiecki

                  SunTrust Capital Markets, Inc.
                  303 Peachtree Street, NE
                  23rd Floor, MC GA-ATL-3947

                  Atlanta, GA 30308
                  Facsimile:        (404) 588-7005
                  Attention:        Chris Wood

          with a copy to:

                  Fried, Frank, Harris, Shriver & Jacobson LLP
                  One New York Plaza
                  New York, NY 10004
                  Facsimile:  (212) 859-4000
                  Attention:  Valerie Ford Jacob, Esq.



         If to the Company or the Subsidiary Guarantors:

                  Invacare Corporation
                  One Invacare Way
                  P.O. Box 4028
                  Elyria, Ohio 44036
                  Facsimile:  (440) 329-6036
                  Attention:  Dale LaPorte, Esq.
                                General Counsel

         with a copy to:

                  Calfee, Halter & Griswold LLP
                  1400 McDonald Investment Center
                  800 Superior Avenue
                  Cleveland, Ohio 44114
                  Facsimile:  (216) 241-0816
                  Attention:  Douglas Neary, Esq.

     Any party hereto may change the address or facsimile number for receipt of communications by giving written notice to the others.

     SECTION 13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Initial Purchasers pursuant to Section 16 hereof, and to the benefit of the indemnified parties referred to in Sections 8 and 9 hereof, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term "successors" shall not include any purchaser of the Debentures as such from any of the Initial Purchasers merely by reason of such purchase.

     SECTION 14. Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

     SECTION 15. Governing Law Provisions. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK

APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF.

     Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("Related Proceedings") may be instituted in the federal courts of the United States of America located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the "Specified Courts"), and each party irrevocably submits to the non-exclusive jurisdiction (except for suits, actions, or proceedings instituted in regard to the enforcement of a judgment of any Specified Court in a Related Proceeding as to which such jurisdiction is non-exclusive) of the Specified Courts in any Related Proceeding. Service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any Related Proceeding brought in any Specified Court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any Specified Proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any Related Proceeding brought in any Specified Court has been brought in an inconvenient forum.

     SECTION 16. Default of One or More of the Several Initial Purchasers. If, on the Closing Date or any Subsequent Closing Date, as the case may be, any one or more of the several Initial Purchasers shall fail or refuse to purchase Debentures that it or they have agreed to purchase hereunder on such date, and the aggregate principal amount of Debentures which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase does not exceed 10% of the aggregate principal amount of the Debentures to be purchased on such date, the other Initial Purchasers shall be obligated, severally, in the proportions that the principal amount of Firm Debentures set forth opposite their respective names on Schedule A bears to the aggregate principal amount of Firm Debentures set forth opposite the names of all such non-defaulting Initial Purchasers, or in such other proportions as may be specified by the Initial Purchasers with the consent of the non-defaulting Initial Purchasers, to purchase the Debentures which such defaulting Initial Purchaser or Initial Purchasers agreed but failed or refused to purchase on such date. If, on the Closing Date or any Subsequent Closing Date, as the case may be, any one or more of the Initial Purchasers shall fail or refuse to purchase Debentures and the aggregate principal amount of Debentures with respect to which such default occurs exceeds 10% of the aggregate principal amount of Debentures to be purchased on such date, and arrangements satisfactory to the Initial Purchasers and the Company for the purchase of such Debentures are not made within 48 hours after such default, this Agreement shall terminate without liability of any party (other than a defaulting Initial Purchaser) to any other party except that the provisions of Section 4, Section 6, Section 8 and Section 9 shall at all times be effective and shall survive such termination. In any such case either the Initial Purchasers or the Company shall have the right to postpone the Closing Date or any Subsequent Closing Date, as the case may be, but in no event for longer than seven days in order that the required changes, if any, to the Final Offering Memorandum or any other documents or arrangements may be effected.

     As used in this Agreement, the term "Initial Purchaser" shall be deemed to include any person substituted for a defaulting Initial Purchaser under this
Section 16. Any action taken under this Section 16 shall not relieve any defaulting Initial Purchaser from liability in respect of any default of such Initial Purchaser under this Agreement.

     SECTION 17. No Advisory or Fiduciary Responsibility. Each of the Company and the Subsidiary Guarantors acknowledges and agrees that: (i) the purchase and sale of the Debentures pursuant to this Agreement, including the determination of the offering price of the Debentures and any related discounts and commissions, is an arm's-length commercial transaction between the Company and the Subsidiary Guarantors, on the one hand, and the several Initial Purchasers, on the other hand, and the Company and the Subsidiary Guarantors are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Initial Purchaser is and has been acting solely as a principal and is not the agent or fiduciary of the Company, Subsidiary Guarantors or their respective affiliates, shareholders, creditors or employees or any other party; (iii) no Initial Purchaser has assumed or will assume an advisory or fiduciary responsibility in favor of the Company and the Subsidiary Guarantors with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Initial Purchaser has advised or is currently advising the Company or the Subsidiary Guarantors on other matters) or any other obligation to the Company and the Subsidiary Guarantors except the obligations expressly set forth in this Agreement; (iv) the several Initial Purchasers and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Subsidiary Guarantors and that the several Initial Purchasers have no obligation to disclose any of such interests by virtue of any fiduciary or advisory relationship; and (v) the Initial Purchasers have not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company and the Subsidiary Guarantors have consulted their own legal, accounting, regulatory and tax advisors to the extent they deemed appropriate.

     This Agreement supersedes all prior agreements and understandings (whether written or oral) between the Company, the Subsidiary Guarantors and the several Initial Purchasers, or any of them, with respect to the subject matter hereof. The Company and the Subsidiary Guarantors hereby waive and release, to the fullest extent permitted by law, any claims that the Company and the Subsidiary Guarantors may have against the several Initial Purchasers with respect to any breach or alleged breach of fiduciary duty.

     SECTION 18. eneral Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

     If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.


                          Very truly yours,

                          INVACARE CORPORATION, an Ohio corporation

                          By:  /s/ Gerald B. Blouch

                          Name:    Gerald B. Blouch


                          Title:   President and COO

































                       [Purchase Agreement Signature Page]

                          SUBSIDIARY GUARANTORS


                          ADAPTIVE SWITCH LABORATORIES, INC.
                          INVACARE FLORIDA CORPORATION
                          INVACARE CREDIT CORPORATION
                          THE AFTERMARKET GROUP, INC.
                          THE HELIXX GROUP, INC.
                          CHAMPION MANUFACTURING INC.
                          HEALTHTECH PRODUCTS, INC.
                          INVACARE CANADIAN HOLDINGS, INC.
                          INVACARE INTERNATIONAL CORPORATION


                          By:  /s/ Gerald B. Blouch

                          Name:    Gerald B. Blouch


                          Title:   President




























                       [Purchase Agreement Signature Page]

                          KUSCHALL, INC.
                          ALTIMATE MEDICAL, INC.
                          INVACARE SUPPLY GROUP, INC.
                          INVACARE HOLDINGS, LLC


                          By:  /s/ Gerald B. Blouch

                          Name:    Gerald B. Blouch


                          Title:   President


































                       [Purchase Agreement Signature Page]

                          FREEDOM DESIGNS, INC.



                          By:  /s/ Gerald B. Blouch

                          Name:    Gerald B. Blouch


                          Title:   President



































                       [Purchase Agreement Signature Page]

                          MEDBLOC, INC.
                          GARDEN CITY MEDICAL INC.


                          By:  /s/ Bradford J. Patrick

                          Name:    Bradford J. Patrick


                          Title:   Assistant Secretary


































                       [Purchase Agreement Signature Page]

                          INVACARE FLORIDA HOLDINGS, LLC




                          By:  /s/ Gerald B. Blouch

                          Name:    Gerald B. Blouch


                          Title:   President
































                       [Purchase Agreement Signature Page]

     The foregoing Purchase Agreement is hereby confirmed and accepted by the Initial Purchasers as of the date first above written.

BANC OF AMERICA SECURITIES LLC
KEYBANC CAPITAL MARKETS,
   A DIVISION OF MCDONALD INVESTMENTS INC.
BMO CAPITAL MARKETS CORP.
SUNTRUST CAPITAL MARKETS, INC.

By: Banc of America Securities LLC

By: /s/ Derek Dillon

Name:   Derek Dillon

Title:

































                       [Purchase Agreement Signature Page]

                                   SCHEDULE A








                                                                Aggregate
                                                        Principal Amount of Firm
                                                             Debentures to be
Initial Purchasers                                              Purchased
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Banc of America Securities LLC .........................   $        75,000,000
KeyBanc Capital Markets, a Division of McDonald
Investments Inc.........................................            37,500,000
BMO Capital Markets Corp................................             6,250,000
SunTrust Capital Markets, Inc...........................             6,250,000


      Total.............................................   $       125,000,000
                                                           ===================

                                   SCHEDULE B

                         Banc of America Securities LLC
                             KeyBanc Capital Markets
                               BMO Capital Markets
                           SunTrust Robinson Humphrey

                              Invacare Corporation
           4.125% Convertible Senior Subordinated Debentures due 2027
Issuer:                                           Invacare Corporation.
Title of securities:                              4.125% Convertible Senior Subordinated Debentures due 2027.
Issue price                                       100%.
Aggregate principal amount offered:               $125  million  (excluding  option to purchase  up to $10  million of  additional debentures).
Net proceeds:                                     $121.3  million  ($131.1  million  if the  option  to  purchase  additional debentures is exercised in full).
Maturity:                                         February 1, 2027.
Annual interest rate:                             4.125% per annum.
Interest payment dates                            February 1 and August 1.
Call  dates  (reflects  updated  call  dates and  Issuer may not redeem the debentures  before  February 6, 2012.  Issuer may
rights):                                          edeem some or all of the  debentures for cash on or after February 6, 2012 through and including  February 1, 2017 if the last reported sale price of the Issuer's  common shares for at least 20 trading days in a 30 trading-day  period  exceeds 130% of the then  applicable conversion  price on such 30th trading day (such 30th trading day being no later than February 1, 2017). The Issuer may redeem some or all of the debentures for cash on or after February 1, 2017.
Put dates:                                        Holders may require the Issuer to repurchase for cash
                                                  all or a portion of the debentures on February 1, 2017 and 2022.
Conversion price:                                 Approximately $24.79 per share of common stock.
Conversion rate:                                  40.3323  shares of common stock per $1,000  aggregate  principal  amount of debentures.
Use of Proceeds:                                  The  Issuer  intends  to  apply  the  net  proceeds  from  the  sale of the debentures,  together with proceeds from other financings  described in the
                                                  Preliminary Offering Memorandum,  to refinance a substantial portion of its outstanding indebtedness.
Settlement:                                       February 12, 2007.
Description of the  Debentures  --  Conversion    The heading of and first paragraph  under  "Description of the Debentures --
Procedures -- Payment upon Conversion:            Conversion   Procedures  --  Payment  upon  Conversion  --  Conversion  after
                                                  Irrevocable Election to Pay
                                                  Principal in Cash" of the
                                                  Preliminary Offering
                                                  Memorandum shall be replaced
                                                  as follows:
                                                        Conversion  after  Irrevocable  Election to Pay Principal in
                                                        Cash or to Pay All of the  Conversion  Obligation in Shares.
                                                        At any time prior to  maturity,  we may  irrevocably  elect, with respect to any debentures  which may be converted after the date of such election,  to satisfy in cash the lesser of
                                                        (a) (i) the conversion rate,  multiplied by (ii) the average closing price of our common stock during the cash settlement averaging period and (b) 100% of the principal amount of any such debenture, with any remaining amount to be satisfied in shares of our common stock.  In addition,  at any time prior to maturity,  we may irrevocably  elect, with respect to any debentures  which  may be  converted  after the date of such election,  to satisfy all of our  conversion  obligation  in shares.

                                                        Either such election shall be in our sole discretion without the consent of the holders of the  debentures,  by notice to the trustee and the  holders of the  debentures.  If we make either such election,  we may not  subsequently  revoke such election or make any further election hereunder.
Description of the Debentures -- Events of            The following clause (k) will be added to the end of the first paragraph
Default; Notice and Waiver:                           under "Description of the Debentures -- Events of Default; Notice and
                                                      Waiver":
                                                        (k) any guarantee shall for any reason cease to be, or shall for any reason be asserted in writing by any guarantor or us not to be,  in full  force and  effect  and  enforceable  in accordance with its terms, except to the extent contemplated by the  indenture  and any  such  guarantee,  including  any release of any guarantee contemplated by the indenture.

Description  of the  Debentures -- Amendment and   The  tenth  bullet  in  the  second  paragraph  under  "Description  of the
Modification:                                      Debentures  --  Amendment  and  Modification"  of the  Preliminary  Offering
                                                   Memorandum shall be replaced as follows:
                                                        o    irrevocably   elect  to  pay  the   principal   of  the
                                                             debentures  in  cash  or to pay  all of the  conversion
                                                             obligation in shares;

Adjustment to conversion rate upon a Change of    The following table sets forth the hypothetical stock price, effective  date and
Control:                                          number of additional shares to be issuable per $1,000 principal amount of debentures:

                                                                      Stock Price
----------------------- ------------------------------------------------------------------------------------------------------------
------------ ------- ------- -------- ------- -------- ------- -------- ------- -------- ------- -------- ------- -------- ---------
Effective    $20.24  $22.00   $24.00  $26.00   $28.00  $30.00   $35.00  $40.00   $50.00  $60.00   $70.00  $80.00   $90.00   $100.00
Date.......
12-Feb-07.     9.07    7.91     6.86    6.03     5.36    4.80     3.78    3.09     2.22    1.69     1.33    1.06     0.86      0.71
1-Feb-08...    8.65    7.44     6.36    5.52     4.85    4.30     3.33    2.69     1.91    1.45     1.14    0.92     0.75      0.62
1-Feb-09...    8.22    6.94     5.81    4.94     4.26    3.72     2.78    2.20     1.54    1.17     0.93    0.75     0.61      0.51
1-Feb-10...    7.82    6.43     5.21    4.28     3.58    3.03     2.13    1.62     1.10    0.83     0.66    0.54     0.45      0.37
1-Feb-11...    7.58    6.01     4.62    3.57     2.78    2.19     1.31    0.90     0.58    0.44     0.36    0.29     0.24      0.20
1-Feb-12...    7.68    5.94     4.36    3.07     2.02    1.18     0.00    0.00     0.00    0.00     0.00    0.00     0.00      0.00
1-Feb-13...    7.87    6.05     4.39    3.07     1.99    1.14     0.00    0.00     0.00    0.00     0.00    0.00     0.00      0.00
1-Feb-14...    8.02    6.08     4.35    2.98     1.90    1.05     0.00    0.00     0.00    0.00     0.00    0.00     0.00      0.00
1-Feb-15...    8.14    6.04     4.23    2.86     1.80    0.98     0.00    0.00     0.00    0.00     0.00    0.00     0.00      0.00
1-Feb-16...    8.13    5.67     3.71    2.34     1.39    0.71     0.00    0.00     0.00    0.00     0.00    0.00     0.00      0.00
1-Feb-17...    9.07    5.12     1.33    0.00     0.00    0.00     0.00    0.00     0.00    0.00     0.00    0.00     0.00      0.00


This communication is intended for the sole use of the person to whom it is provided by the sender.

These securities have not been registered under the Securities Act of 1933, as amended, and may only be sold to qualified institutional buyers pursuant to Rule 144A or pursuant to another applicable exemption.

ANY DISCLAIMER OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

                                   SCHEDULE C




                              A. Malachi Mixon, III
                                Gerald B. Blouch
                               Gregory C. Thompson
                                 Dale C. LaPorte
                              Joseph B. Richey, II
                               Louis F.J. Slangen
                                 Joseph S. Usaj
                                 James C. Boland
                                William M. Weber
                               Michael F. Delaney
                             C. Martin Harris, M.D.
                            Bernardine P. Healy, M.D.
                                 John R. Kasich
                                Dan T. Moore, III

                                   SCHEDULE D



                      Subsidiaries of Invacare Corporation


     Subsidiary                                       State of Incorporation

Adaptive Switch Laboratories, Inc.                    Texas
Altimate Medical, Inc.                                Minnesota
Champion Manufacturing Inc.                           Delaware
Freedom Designs, Inc.                                 California
Garden City Medical Inc.                              Delaware
Healthtech Products, Inc.                             Missouri
The Helixx Group, Inc.                                Ohio
Invacare Canadian Holdings, Inc.                      Delaware
Invacare Credit Corporation                           Ohio
Invacare Florida Corporation                          Delaware
Invacare Florida Holdings, LLC                        Delaware
Invacare Holdings, LLC                                Ohio
Invacare International Corporation                    Ohio
Invacare Supply Group, Inc.                           Massachusetts
Kuschall, Inc.                                        Delaware
Medbloc, Inc.                                         Delaware
The Aftermarket Group, Inc.                           Delaware

                                                                       EXHIBIT A



February 12, 2007


BANC OF AMERICA SECURITIES LLC
KEYBANC CAPITAL MARKETS,
   A DIVISION OF MCDONALD INVESTMENTS INC.
BMO CAPITAL MARKETS CORP.
SUNTRUST CAPITAL MARKETS, INC.
        As Initial Purchasers
c/o Banc of America Securities LLC
9 West 57th Street
New York, New York  10019

Re:      Invacare Corporation (the "Company")



Ladies and Gentlemen:

     The undersigned is an owner of record or beneficially of certain Common Shares of the Company ("Common Shares") or securities convertible into or exchangeable or exercisable for Common Shares. The Company proposes to carry out an offering of 4.125% Convertible Senior Subordinated Debentures due 2027, which will be convertible into common shares, no par value per share (the "Common Shares"), of the Company (the "Offering"), for which you will act as the representatives of the initial purchasers. The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company. The undersigned acknowledges that you and the other initial purchasers are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Offering and in entering into purchase arrangements with the Company with respect to the Offering.

     In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not (and will cause any spouse or immediate family member of the spouse or the undersigned living in the undersigned's household not to), without the prior written consent of Banc of America Securities LLC (which consent may be withheld in its sole discretion), directly or indirectly, sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, transfer, establish an open "put equivalent position" or liquidate or decrease a "call equivalent position" within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended, or otherwise dispose of or transfer (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition of) including the filing (or participation in the filing of) of a registration statement with the Securities and Exchange Commission in respect of, any Common Shares, options or warrants to acquire Common Shares, or securities exchangeable or exercisable for or convertible into Common Shares currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) by the undersigned (or such spouse or family member), or publicly announce an intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on the date 90 days after the date of the Final Offering Memorandum (the "Lock-Up Period"). Nevertheless, the undersigned shall be entitled to sell Common Shares

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(including by way of attestation) back to the Company for purposes of (i) paying the exercise price and/or withholding taxes in connection with the exercise of outstanding options; or (ii) paying withholding taxes in connection with the vesting of outstanding restricted stock grants. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of Common Shares or securities convertible into or exchangeable or exercisable for Common Shares held by the undersigned for the period described in the preceding sentence, except in compliance with the foregoing restrictions.

         Notwithstanding the foregoing, if:

          (1) during the last 17 days of the 90-day lock-up period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or

          (2) prior to the expiration of the 90-day lock-up period, the Company announces that it will release earnings results, or becomes aware that material news or a material event will occur during the 16-day period beginning on the last day of the 90-day lock-up period, the restrictions imposed by this lock-up agreement shall continue to apply until the 18-day period beginning on the issuance of the earnings release or the occurrence of the materials news or material event, as applicable.

     This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.